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                                                                EXHIBIT 99.1
                                                                ------------

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Form 10-K of Falcon Products, Inc. (the "Company") for the period ended November 2, 2002, I, Franklin A. Jacobs, Chief Executive Officer and Chairman of the Board of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Form 10-K of the Company for the period ended November 2, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in such Form 10-K of the Company for the period ended November 2, 2002, fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 28, 2003                           /s/  Franklin A. Jacobs
                                                 -------------------------
                                                 Franklin A. Jacobs
                                                 Chairman of the Board and
                                                 Chief Executive Officer